©2025 WEREWOLF THERAPEUTICS1 | Delivering the Power of Immunotherapy CORPORATE PRESENTATION | May 2025

©2025 WEREWOLF THERAPEUTICS2 | Cautionary Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Werewolf Therapeutics, Inc.’s (the “Company”) strategy, future operations, prospects, plans, and objectives of management; the projection of the cash runway; the expected timeline for the preclinical and clinical development of product candidates and the availability of data from such preclinical and clinical development; the potential activity and efficacy of product candidates in preclinical studies and clinical trials; the anticipated safety profile of product candidates; and the timing and outcome of planned meetings with regulatory authorities, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “opportunity,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether preliminary or interim data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company’s ability to manage cash resources and obtain additional cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Form 10-K filed with the Securities and Exchange Commission (“SEC”) and in subsequent filings the Company may make with the SEC. In addition, the forward- looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Note: Certain graphics contained in this presentation are created with BioRender.com. WEREWOLF®, the WEREWOLF logo, PREDATOR®, INDUKINE , INDUCER , and other Werewolf trademarks, service marks, graphics and logos are trade names, trademarks or registered trademarks of Werewolf Therapeutics, Inc., in the United States or other countries. All rights reserved.

Clinical-Stage Biopharma Company – Next Generation Conditionally Activated Therapies

PREDATOR® Platform
Validated & Differentiated

Tunable, tissue-targeted INDUKINE design delivers highly potent payloads with improved therapeutic index over recombinant counterpart molecules

Validation of conditional activation platform demonstrated through clinical and preclinical testing of multiple INDUKINE molecules

Clinical Focus
High-Value Opportunities

WTX-124, an IL-2 prodrug, is potentially a best-in-class pipeline-in-a-product for immunotherapy-sensitive tumors

WTX-330, an IL-12 prodrug, has the potential to be a first-in-class molecule to address poorly immunogenic cancers as a monotherapy or in combination with standard of care

Robust Discovery Engine
Novel INDUKINE™ and INDUCER™ molecules

Deep preclinical pipeline with WTX-712 (IL-21), WTX-518 (IL-18), WTX-921 (IL-10), and IFNα INDUKINE (licensed to Jazz)

Modular platform extends pipeline expansion and collaboration potential to additional targets, tumor types, opportunities beyond oncology, additional modalities, including conditionally activated T cell engagers (INDUCER molecules)

Strong Foundation
Disciplined & Experienced

$92.0M in cash and cash equivalents as of March 31, 2025

Runway into 4Q26 with multiple near-term catalysts

Experienced leadership with expertise advancing immunotherapy R&D

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©2025 WEREWOLF THERAPEUTICS4 | Suboptimal Pharmaceutical Properties Toxicity Our Solution: Conditionally Activated Immunotherapy The Challenge: Off-Tumor Cytokine Toxicity Limits Therapeutic Index Poor Clinical Outcomes With Optimized Therapeutic Index INDUKINEs (inactive cytokines) Activated cytokines Tumor Activated cytokine Activated immune cells On-Target Immune Activation Overcoming Off-Target Toxicity has been a Key Challenge for Cytokine Therapy Targeted Delivery to the Tumor Microenvironment

©2025 WEREWOLF THERAPEUTICS5 | PREDATOR Platform Blocking Domain: Safety Peripheral inactivation Anti-HSA: Exposure Half-life extension Linker: Selectivity Proprietary tumor activation Native Cytokine: Potency antitumor immune response Tunable, Tissue-targeted Therapeutics for Cancer and other Diseases INDUKINE molecules contain multiple domains, each with a unique function that can be ‘tuned’ for specific mechanisms and pharmaceutical properties necessary to treat disease ©2025 WEREWOLF THERAPEUTICS

A Portfolio of Novel Clinical and Preclinical Drug Candidates

PROGRAM	INDICATIONS	DISCOVERY	IND-ENABLING	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
WTX-124 IL-2 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors** Monotherapy and in combination with pembrolizumab					Anticipate meeting with FDA and providing interim P1/1b mono/combo data in 2H25
WTX-330 IL-12 INDUKINE Molecule	**Advanced or Metastatic Solid Tumors and Lymphoma** Monotherapy					Actively enrolling in P1b/2 clinical trial
WTX-712 IL-21 INDUKINE Molecule	**Cancer Indications**					IND-enabling studies
WTX-518 IL-18 INDUKINE Molecule	**Cancer Indications**					IND-enabling studies
WTX-921 IL-10 INDUKINE Molecule	**Inflammatory Disease, including IBD**					Available for partnering
T Cell Engagers INDUCER Molecules	**Cancer Indications**					First Development Candidate to be nominated in 2Q25
PARTNERED PROGRAMS						
JZP898 IFNα INDUKINE Molecule	**Cancer Indications** Exclusive global rights licensed to Jazz Pharmaceuticals					Phase 1 FIH study as monotherapy and in combination with pembrolizumab

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©2025 WEREWOLF THERAPEUTICS7 | # ©2025 WEREWOLF THERAPEUTICS WTX-124

WTX-124: Improving the Efficacy and Tolerability of IL-2

THE CHALLENGE

Approved high-dose IL-2 therapy (HD IL-2) with aldesleukin (Proleukin®) produces durable responses in patients with cutaneous melanoma and renal cell carcinoma, but its use is limited by severe toxicity

Unique Advantages of WTX-124, an IL-2 INDUKINE Molecule

Novel prodrug engineered with enhanced pharmaceutical properties to selectively release a fully potent IL-2 in the tumor microenvironment to stimulate antitumor immunity with reduced toxicity

Key Opportunities

- Provide IL-2 therapy broadly to patients with advanced or metastatic cutaneous melanoma and renal cell carcinoma who are ineligible for HD IL-2
- IL-2 therapy may have potential benefit in any of the ICI-sensitive solid tumor indications
- Address an unmet medical need for ICI-relapsed/refractory patients
- Safely combine IL-2 therapy with SOC agents including ICIs in earlier lines of therapy

Abbreviations: SOC-standard of care; ICI-immune checkpoint inhibitor

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©2025 WEREWOLF THERAPEUTICS9 | Goal to Significantly Expand Patient Populations Who Might Benefit from IL-2 Abbreviations: HD-high dose; CR-complete response; ORR-objective response rate Proleukin (aldesleukin) injection label, Reference ID: 3165255; Proleukin (aldesleukin) injection label (fda.gov), accessed Sept. 2, 2024 Malignant Melanoma Received IL-2 Other Malignant Renal Cell Carcinoma Received IL-2 Other But most patients don’t receive HD IL-2 due to toxicity 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% Re sp on se ra te fo r p at ie nt s t re at ed w ith HD -IL -2 Complete Response Partial Response Metastatic Renal Cell Carcinoma ORR = 15% Metastatic Melanoma ORR = 16% 80+ Months CR Median Duration 59+ Months CR Median Duration HD IL-2 has potential for profound patient benefit Large % of patients across multiple tumor types currently unable to receive HD IL-2 could be treated with a more tolerable IL-2 therapy that retains the profound clinical benefit

WTX-124 Delivers IL-2 Selectively to Tumors in Preclinical Models

Wild type IL-2 released in the TME expands and activates antitumor CD8+ T effector cells preferentially over Tregs


Plasma
Tumor
nMolar
Time (hours)
WTX-124 INDUKINE
IL-2
WTX-124 dosed on Day 1 and 4 (50 µg)

MC38 syngeneic tumor model


TILs
****
CD8+ % Polyfunctional
Draining Lymph Node
ns
Total CD8+ T Cells
13.2x
**
Cells/Mg of Tissue
CD8+ Tetramer+ T Cells
19.8x
**
CD8+ Tet+/ Treg Ratio
7.4x
****
Ratio
Treg IFNγ
*
CD4+ FoxP3+ % IFNγ+
Vehicle
WTX-124

Abbreviations: TME-tumor microenvironment; TIL-tumor infiltrating lymphocytes; Tet-tetramer
Nirschl CJ et al., Cancer Immunology Research 2022 10(5):581-596

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WTX-124 Produces Complete Responses with an Improved Therapeutic Window vs. IL-2

Incorporation of wild type IL-2 in WTX-124 is required for complete tumor regressions and immune memory formation

WTX-124 antitumor activity is substantially more potent than a "non-alpha" IL-2 INDUKINE molecule in MC38 tumor model



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
10
20
30
Days after start of dosing
Vehicle
WTX-124 (70µg/dose)
Non-Alpha INDUKINE (700µg/dose)

Improved therapeutic window compared to recombinant IL-2



TW<4
TW>20
IL-2
WTX-124
0
20
40
60
IL-2 Dose (Nanomoles)
Minimum Efficacious Dose
Maximum Tolerated Dose

WTX-124 activates long-term antitumor immune memory



Initial Tumor Challenge and Immune Resolution
Rechallenge
D0
D60
MC38 Implantation and Randomization
IL-2 INDUKINE™ Treatment Induced Tumor Rejection
MC38 Rechallenge Vs Naïve Animals



MC38 Tumor Model Rechallenge
Tumor Volume (mm³)
600
400
200
0
0
10
20
30
40
50
Days after implantation
Naive mice
Mice previously treated with WTX-124



Tumor Naive
MC38 CR
% of Tetramer+ Cells
100
80
60
40
20
0
0
Naive
Effector Memory
Naive
Effector Memory

Abbreviations: TW-therapeutic window; CR-complete regression

Nirschl CJ et al., SITC 2023 Poster: Optimal Antitumor Immunity is Triggered by WTX-124, a Clinical Stage Conditionally Activated INDUKINE™ Molecule

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WTX-124 Monotherapy and Combination Expansion Arms are Actively Enrolling

Dose escalation completed with 65 patients having received at least one dose of WTX-124

MONOTHERAPY DOSE ESCALATION



1 mg n=3
3 mg n=4
6 mg n=4
12 mg n=11
18 mg n=9
23 mg n=8
28 mg n=3
clinical activity
RDE

18mg IV Q2W selected as WTX-124 monotherapy RDE (*MTD not established*)

n=42 patients treated

COMBINATION THERAPY DOSE ESCALATION



3 mg n=4
6 mg n=4
12 mg n=4
18 mg n=6
23 mg N=5
clinical activity
RDE

18mg IV Q2W selected as WTX-124 RDE in combination with pembrolizumab 400mg IV Q6W (*MTD not established*)

n=23 patients treated

MONOTHERAPY/COMBINATION THERAPY DOSE EXPANSION

1. Renal cell carcinoma
- Monotherapy: n=20
- Combination therapy: n=20

2. Cutaneous melanoma
- Monotherapy: n=20
- Combination therapy: n=20

3. Cutaneous SCC
- Monotherapy: n=10

4. NSCLC, PD-L1+
- Combination therapy: n=20

Trial Details

- mTPI-2 (Modified Toxicity Probability Interval 2) study design; enrolling ~175 patients with IO-sensitive tumors
- Monotherapy and combination therapy dose escalations enrolled in parallel with staggered start for combination
- Assessment of safety, efficacy, pharmacokinetics, biomarkers, and ADA
- Tumor biopsies obtained on treatment to evaluate PD biomarkers supporting proof of mechanism

Abbreviations: RDE-recommended dose for expansion; IV-intravenous; Q2W-once every two weeks; Q6W-once every six weeks MTD-maximum tolerated dose; ADA-antidrug antibody; SOC-standard of care; PD-pharmacodynamic; IO-immunotherapy

Note: Dose escalation completed February 4, 2025.

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Data from Ongoing WTX-124 Phase 1/1b Study in ICI-treated Patient Population

Safety

- Generally well tolerated in the outpatient setting
- No evidence of vascular leak syndrome, cytokine release syndrome (≥Grade 2) or infusion reactions
- Majority of related TEAEs were Grade 1-2 (all were reversible)
- No related Grade 4 or 5 TEAEs
- No new safety signals when combined with pembrolizumab

Clinical Activity

- Confirmed, durable responses and antitumor activity noted at WTX-124 doses ≥12 mg in multiple solid tumors with both monotherapy WTX-124 and in combination with pembrolizumab
- Durable regression of target lesions in patients who responded to therapy
- Dose-dependent expansion and activation of effector T cells in the tumor microenvironment, further enhanced with combination therapy

WTX-124 has monotherapy antitumor activity in patients refractory to SOC ICI regimens

Abbreviations: TEAE-treatment-emergent adverse events; CR-complete response; CSCC-cutaneous squamous cell carcinoma; PR-partial response; SOC-standard of care; ICI-immune checkpoint inhibitor

Note: Preliminary clinical data as of October 25, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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WTX-124 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Key Safety Findings:

- Most frequent related TEAEs were arthralgia, fatigue, pruritis and eosinophilia
- Majority of related TEAEs were Grade 1 and 2, Grade 3 TEAEs at ≥18mg were manageable, reversible
- No evidence of VLS, ≥ Grade 2 CRS, or infusion reactions
- No recurrence to date of irAEs that had previously occurred on ICI therapy
- No new safety signals seen in combination with pembrolizumab

Frequency of related TEAEs occurring in more than one patient

N=35 patients were treated with WTX-124 monotherapy (1-28 mg IV Q2W) and evaluable for safety



Arthralgia
Fatigue
Pruritus
Eosinophilia
Myalgia
Rash maculo-papular
Rash
Chills
Nausea
Headache
Oedema peripheral
Localised oedema
Diarrhoea
Rash erythematous
Pyrexia
Pain in extremity
Influenza like illness
Hypotension
Erythema
Vomiting
Stomatitis
Paraesthesia
Non-cardiac chest pain
Muscular weakness
Leukocytosis
Hypophosphataemia
Hyponatraemia
Hypomagnesaemia
Dry skin
Cytokine release syndrome
Cough
C-reactive protein increased
Blood creatinine increased
Blood alkaline phosphatase increased
Asthenia
Aspartate aminotransferase increased
Abdominal pain
0
5
10
Adverse event preferred terms
Number of subjects
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

Abbreviations: TEAEs-treatment-emergent adverse events; Q2W-once every two weeks; irAEs-immune related adverse events; ICI-immune checkpoint inhibitor; CRS-cytokine release syndrome; VLS-vascular leak syndrome

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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WTX-124 Monotherapy Induced Rapid, Durable Regressions of Target Lesions



WTX-124 (mg): 12 18
Best Percent Change from Baseline, %
80
60
40
20
0
-20
-40
-60
-80
-100
Melanoma
Melanoma
BCC
Uveal
Urothelial
Mucosal
NSCLC
NSCLC
Melanoma
NSCLC
HCC
RCC
Melanoma
GEJ *
CSCC
Melanoma
Three patients had objective responses (ORR = 3/16); an additional seven had stable target lesions at potential RDE doses



Percent Change from Baseline (%)
80
60
40
20
0
-20
-40
-60
-80
-100
All three objective responses to WTX-124 monotherapy occurred within two cycles (~8 weeks)
Gastroesophageal junction * tumor (18 mg)
Melanoma (12 mg)
Cutaneous squamous cell carcinoma (12 mg)
0
5
10
15
20
25
Time (Weeks)
WTX-124 (mg): 12 18

*Metastatic lymph node target lesion normalized in size (<1 cm)

Abbreviations: RDE-recommended dose for expansion; BCC-basal cell carcinoma; NSCLC-non-small cell lung cancer; HCC-hepatocellular carcinoma; RCC-renal cell carcinoma; GEJ-gastroesophageal junction tumor; CSCC-cutaneous squamous cell cancer; ORR-objective response rate

Note: Preliminary clinical data as of May 1, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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Complete Response Ongoing at >18 Months in a Patient with ICI-Refractory Cutaneous SCC

72-year-old man with metastatic cutaneous SCC who progressed on RT/cetuximab and had no response to four doses (12 weeks) of cemiplimab (Libtayo®; anti-PD-1) – *panel a*

Initiated treatment with **12 mg WTX-124 IV Q2W** three months after discontinuing cemiplimab

Baseline CT showed a 2.6 cm premaxillary target lesion (T) and a non-target lesion (NT) extending into the pterygopalatine fossa – *panel b*

WTX-124 TREATMENT RESPONSE

- **3 weeks**: On-treatment biopsy of target lesion showed no tumor
- **8 weeks**: restaging CT showed a partial response (PR) with a 62% decrease of target lesion, no increase of non-target lesion – *panel c*
- **12 weeks**: confirmatory PET-CT showed a complete metabolic response of target/non-target lesions, consistent with a CR – *panel d*

Patient tolerated therapy well with only Grade 2 arthralgias, Grade 2 rash

WTX-124 treatment stopped at 21 weeks in setting of confirmed CR
Response ongoing at >1 year off drug



June 2023: PET-CT at time of progression on cemiplimab
T
NT
a
September 2023: Baseline CT performed at study entry
b
November 1, 2023: First restaging CT at 8 weeks
c
November 30, 2023: Confirmatory PET-CT at 12 weeks
d

Abbreviations: SCC-squamous cell carcinoma; CT-computed tomography scan; IV-intravenous; Q2W-every two weeks; PET-positron emission tomography; ICI-immune checkpoint inhibitor
Note: Preliminary clinical data as of October 25, 2024, for an ongoing, open label Phase 1/1b clinical trial.

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©2025 WEREWOLF THERAPEUTICS17 | WTX-124 in Combination with Pembrolizumab Demonstrated Durable Responses in ICI-treated Patients Dose DL Indication Prior therapies Response Status 12mg Melanoma 1. Pembrolizumab/propranolol 2. TVEC • 3w: Increased T cell activation (biopsy) • 8w: 28.7% ↓ of target lesions (TLs) • 16w: 39.4% ↓ of TLs (unconfirmed PR) • 22w: 39.4% ↓ of TLs (confirmed PR) • 30w: 39.4% ↓ of TLs (ongoing PR) • 43w: 40.4% ↓ of TLs (ongoing PR) • Treatment ongoing >8m • Progression-free 12mg Melanoma 1. Pembrolizumab 2. Ipilimumab/nivolumab 3. Nivolumab • 8w: 41.3% ↓ of TLs (unconfirmed PR) • 16w: 45.9% ↓ of TLs (confirmed PR) • 25w: 66.1% ↓ of TLs (ongoing PR) • 36w: 100% ↓ of TLs with resolution of all non-target lesions (CR) • Treatment ongoing >8m • Progression-free Abbreviations: ICI-immune checkpoint inhibitor; TL-target lesion; uPR-unconfirmed partial response; PR-partial response; CR-complete response Note: Preliminary clinical data as of March 10, 2025. Dose Tumor Type Prior Therapies Response (RECIST 1.1) Duration • Early evidence of combination antitumor activity at clinically active WTX-124 dose • All arms in both monotherapy and combination dose expansion are actively enrolling

WTX-124 Effectively Limits Systemic Exposure of Active Cytokine

Data account for the improved safety profile and therapeutic index of WTX-124 compared to HD IL-2

Preliminary PK findings:

- WTX-124 dosed at 18 mg IV Q2W has a ~1.5-fold higher Cmax than HD IL-2
- Peak free IL-2 exposure after WTX-124 18 mg is ~146-fold lower than HD IL-2
- Across all dose levels, free IL-2 levels are very low (0.5%* of prodrug exposure)
- WTX-124 PK is approximately dose-proportional up to 18 mg IV Q2W
- Repeat dosing does not cause accumulation of WTX-124 or free IL-2
- ADA are transient, primarily low titer, and have no impact on repeat dose exposure
- Pembrolizumab does not affect WTX-124 PK

Cycle 1 PK profiles for WTX-124 and free IL-2 compared to HD IL-2 Cmax (mean ± SEM)



High Dose (HD) IL-2 Cmax
~146-fold
18 mg IV Q2W Cmax
Concentration (nM)
100
10
1
0.1
0.01
0.001
0
2
4
6
8
10
12
14
Time (days)
Free IL-2
WTX-124 prodrug
Dose
1 mg
3 mg
6 mg
12 mg
18 mg
23 mg
28 mg

Preliminary PK data as of December 3, 2025

*Mean Cmax ratio (free IL-2/WTX-124 prodrug) in Cycle 1 expressed as percentage.

Abbreviations: HD-high dose; IV-intravenously; Q2W-once every two weeks; PK-pharmacokinetics; ADA-Antidrug Antibodies

Note: Preliminary clinical data as of March 26, 2025

©2025 WEREWOLF THERAPEUTICS

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WTX-124 Treatment Causes Dose Dependent Increases in Intratumoral T-cell Activation

Key insights from NanoString analysis of paired tumor biopsies:

- Largest changes seen at WTX-124 23 mg (monotherapy)
- Increased *CD3D* and *CD8A* likely reflect increased T cells in tumors
- Upregulation of *IL2RA, GZMB, LAG3* and *CTLA4* signify increased T cell activation and effector function
- Treg genes such as *FOXP3* do not vary with dose
- Combination therapy causes upregulation of a distinct subset of genes not seen with monotherapy including *TBX21* and *IFNG*

Top 40 upregulated T-cell activation genes across all monotherapy dose levels

Treg gene



log2 Fold Change
-4 -2 0 2
Gene
CD3D
TNFSF4
PSEN2
LAG3
CD8A
GZMB
SELL
NFKB1
ITK
EGR1
CTLA4
ZAP70
RORC
CXCL12
CCL19
IL15
IL18R1
CCR5
CCL11
IL23A
CXCR3
IL2RA
IFNB1
CD28
TNFRSF8
IL4
IDO1
CD3G
CCL3
ADA
IL12RB2
CD2
CCR4
CCL5
CD80
VCAM1
RAG1
CCL7
CD247
CCR2
FOXP3
1 (n=2)
3 (n=2)
6 (n=2)
12 (n=4)
18 (n=7)
23 (n=3)

Key T cell genes upregulated after combination therapy



Genes
TBX21
PRF1
LAG3
IL2RA
IFNG
GZMB
GZMA
CXCL10
CD3D
CD274
3 (n=2)
6 (n=3)
12 (n=2)
18 (n=3)
23 (n=2)
Dose level (patients)
log2 Fold change
3
2
1
0

Note: Data presented for patients for whom on-treatment biopsies were available as of February 7, 2025.

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Preliminary WTX-124 Clinical Data Demonstrate Potential for Best-in-Class IL-2 Therapy

Key Takeaways

- ✓ Monotherapy activity and an improved tolerability profile demonstrated in heavily pretreated patients refractory to all SOC therapies, including immune checkpoint inhibitors
- ✓ Combinations with ICIs and other SOC, including in earlier lines of therapy, supported by tolerable safety profile
- ✓ Patient with primary ICI-resistant CSCC remains in complete response for > 12 months off therapy
- ✓ Durable, confirmed partial and complete responses in 2 melanoma patients during dose escalation treated with combination WTX-124 and pembrolizumab with durability > 8 months
- ✓ WTX-124 18 mg was selected as both the monotherapy and combination RDE based on clinical activity and outpatient safety profile, all expansion arms now open for enrollment

Next Steps

- ✓ Interim data from Phase 1/1b monotherapy and combination with pembrolizumab anticipated to be released in 2H25
- ✓ Engage regulators to discuss potential registrational pathways, including accelerated approval, in 2H25

Abbreviations: SOC-standard of care; ICI-immune checkpoint inhibitor; CSCC-cutaneous squamous cell carcinoma; RDE-recommended dose for expansion

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©2025 WEREWOLF THERAPEUTICS21 | Fast to Market Indication Expansion Move Upstream Priority Indications: Engaging with FDA on potential registrational path for monotherapy expansion indications in 2L+ melanoma, RCC, CSCC Other IO-Sensitive Tumors: Development in additional indications in expansion based on evolving data Combine with SOC in Earlier Lines: Safety profile supports combinations in earlier lines of therapy across multiple indications where PD-(L)1 therapy is approved Development Strategy Designed to Realize WTX-124 Commercial Opportunity Abbreviations: RCC-renal cell carcinoma; ICI-immune checkpoint inhibitor; CSCC-cutaneous squamous cell carcinoma; IO-immunotherapy; SOC-standard of care

~$23B Total Market for Four Tumor Types in WTX-124 Development Strategy

Market Size for Melanoma, CSCC, RCC, and PD-L1 ≥1% NSCLC

WTX-124 has opportunity to address unmet need within four priority tumor types



Melanoma
$4.1B
CSCC
$2.6B
RCC
$8.3B
PD-L1 ≥1% NSCLC
$8.3B

Future WTX-124 Development Plan

WTX-124 has the potential to expand into additional tumor types where PD-(L)1 is approved

A total of ~20 additional tumor types with US revenue of **~$27B**[1] (in 2023)

Source: Bluestar analysis
[1] Based on disclosed 2023 revenue for PD-(L)1

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Market Potential in the US in Advanced/Metastatic Melanoma ~$4.1B Spanning 1L-3L

	US
Incident Cases	14,500

1L Treatment (12,800 pts)

~12,800 patients			
PD-1 monotherapy (KEYNOTE-006)	Nivolumab + Ipilimumab (CheckMate-067)	Nivolumab + LAG3 (RELATIVITY-047)	BRAF + MEK (40-60% pts BRAFmut) Less often 1L Sequenced after IO

$2.5B

2L/3L Treatment (7,700)

~7,700 patients					
PD-1 monotherapy (KEYNOTE-001)	BRAF +/- MEK (Sequencing based on 1L)	PD-1 + CTLA-4 (Sequencing based on 1L)	PD-1 + LAG-3 (Sequencing based on 1L)	TILs (C-144-01)	Chemotherapy

$1.6B

Source: SEER; Melanoma CancerMPact Treatment Architecture 2022

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©2025 WEREWOLF THERAPEUTICS24 | # ©2025 WEREWOLF THERAPEUTICS WTX-330

WTX-330: Leveraging the Potential of IL-12 Therapy to Address IO Resistance

THE CHALLENGE

IL-12 is a potent, pleiotropic cytokine that could address a substantial unmet medical need for patients who are resistant to SOC immunotherapies. Unfortunately, systemic administration of recombinant human IL-12 therapy is associated with severe, unmanageable toxicities that have precluded its clinical development

Unique Advantages of WTX-330, an IL-12 INDUKINE Molecule

Novel prodrug engineered to release a fully potent, wild type IL-12 cytokine selectively in the tumor microenvironment to improve the therapeutic index

Key Opportunities

- Enable patients to benefit from IL-12 therapy for the first time through improved tolerability
- Leverage IL-12 biology to address a significant unmet medical need for patients with poorly immunogenic tumors or tumors resistant to SOC immunotherapies
- Investigate complementary combination strategies to further enhance antitumor activity

Abbreviations: IO-immunotherapy; SOC-standard of care

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INDUKINE Delivers IL-12 Selectively to Tumor Tissue with an Improved Therapeutic Index

Activation of antitumor CD8+ T effector cells & pleiotropic immune activation in the TME in preclinical models



MC38 tumor model
Vehicle
mWTX-330 (7μg/dose)
mWTX-330 (43μg/dose)
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
10
20
30
Time (days)



Tumor
****
Peripheral Blood
ns
CD8+ % Polyfunctional
60
40
20
0
16
14
12
10
8
Vehicle
mWTX-330
Vehicle
mWTX-330
Vehicle
mWTX-330



Therapeutic Window
Recombinant Chimeric IL-12
mWTX-330
5x
49x
Minimum Efficacious Dose
Maximum Tolerated Dose
0
5
10
15
IL-12 Dose (Nanomoles)



Vehicle
WTX-124
mWTX-330
-1
0
1



WTX-124
172
296
122
mWTX-330

Differential Gene Signatures

- ✓ Intratumoral IL-12 pathway activation
- ✓ Activation of multiple antigen presentation mechanisms
- ✓ Th1 lineage skewing
- ✓ Treg fragility
- ✓ Increased chemokine expression

Nirschl CJ et al., Cancer Immunology Research, 1 July 2023; 11 (7): 962–977

Abbreviation: TME-tumor microenvironment

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WTX-330 Phase 1 FIH Clinical Trial – WTX-330x2101 (Completed)

Twenty-five patients received at least one dose of WTX-330 to date (n=11 in escalation, n=14 in expansion)

Monotherapy Dose Escalation

Patients with solid tumors relapsed/refractory to all SOC

- 0.016 mg/kg n=3
- 0.024 mg/kg n=3
- 0.032 mg/kg n=5

Clinical activity
Tolerability

0.024 mg/kg IV Q2W selected for dose expansion arms

Dose Expansion

ARM A (N=5): Patients with IO-sensitive solid tumors who have been treated with a SOC ICI regimen and who have 1° or 2° resistance

ARM B (N=9): Patients with tumors for which ICI therapy is not indicated/approved (IO-naïve)

Trial Details

- Bayesian logistic regression model study design
- Monotherapy escalation followed by two basket expansion arms
- ICI-unapproved and ICI-resistant indications as supported by IL-12 biology and preclinical data
- Assessment of safety, efficacy, PK, biomarkers, and ADA
- On-treatment biomarker analysis (tumor, blood) evaluating proof of mechanism including conditional activation

Abbreviations: FIH-first in human; ICI-immune checkpoint inhibitor; IO-immunotherapy; IV-intravenous; SOC-standard of care; PK-pharmacokinetics; ADA-antidrug antibody; Q2W-once every two weeks

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©2025 WEREWOLF THERAPEUTICS28 | WTX-330x2101 FIH Patient Population was Heterogeneous and Heavily Pretreated AGE (years) Mean (SD) 64.4 (9.4) Median 64.0 SEX, n (%) Female 12 (48.0%) Male 13 (52.0%) RACE, n (%) Black/African- American 2 (8.0%) White 21 (84.0%) Other/ Unknown 2 (8.0%) Demographics Tumor Types n (%) CRC (MSS) 9 (36.0%) Melanoma 4 (16.0%) PDAC 3 (12.0%) NSCLC 2 (8.0%) Cholangiocarcinoma 1 (4.0%) Endometrial (MSS) 1 (4.0%) Urothelial (bladder) 1 (4.0%) Soft tissue sarcoma 1 (4.0%) Other 3 (12.0%) Abbreviations: FIH-first-in-human; CRC-colorectal cancer; MSS-microsatellite stable; PDAC-pancreatic ductal adenocarcinoma; NSCLC-non-small cell lung cancer Note: Preliminary clinical data as of October 7, 2024. 1Adjuvant treatment regimens were not included Prior Therapies Prior lines for metastatic disease1 Prior lines of immunotherapy n (%) 0 11 (44.0%) 1 9 (36.0%) 2 3 (12.0%) 3 0 (0.0%) ≥4 2 (8.0%) Eligible patients had relapsed solid tumors refractory to all SOC n (%) 0 3 (12.0%) 1 3 (12.0%) 2 3 (12.0%) 3 5 (20.0%) ≥4 11 (44.0%)

WTX-330 was Generally Well Tolerated as a Monotherapy in the Outpatient Setting

Related TEAEs were primarily mild to moderate including at clinically active doses

Key safety findings:

- Most frequent related TEAEs were CRS[1], chills, pyrexia and elevated liver function test abnormalities
- Gr3 and Gr4 related TEAEs were manageable, reversible
- Toxicities were typical for systemic IL-12 therapy, less severe compared to rhIL-12 and improved with continued dosing
- Expansion arms opened at 0.024 mg/kg - two DLTs observed at 0.032 mg/kg (Gr3 mucositis, Gr3 AST increase); no MTD reached

Frequency of related TEAEs occurring in more than one patient

N=25 patients treated with ≥1 dose of WTX-330 across three dose levels (0.016-0.032 mg/kg IV Q2W)



Cytokine release syndrome
Chills
Pyrexia
Alanine aminotransferase increased
Aspartate aminotransferase increased
Fatigue
Nausea
Anaemia
Blood bilirubin increased
Neutrophil count decreased
Vomiting
Headache
Stomatitis
Decreased appetite
Hypotension
Lymphocyte count decreased
Platelet count decreased
Thrombocytopenia
White blood cell count decreased
Hypokalaemia
Mucosal inflammation
Sinus tachycardia
Back pain
Blood alkaline phosphatase increased
Bone pain
Constipation
Cough
Dyspnoea
Hypertension
Hyponatraemia
Oedema peripheral
Oropharyngeal pain
Adverse event preferred terms
0
5
10
15
# of patients
Grade
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

[1]CRS graded by ASTCT grading scale (see: Lee DW, et al. *Biol Blood Marrow Transplant* 2019;25(4):625–38)

Abbreviations: CRS–cytokine release syndrome; TEAEs–treatment-emergent adverse events; Gr–grade; DLTs–dose limiting toxicities; AST–aspartate aminotransferase

Note: Final data for WTX-330 FIH Phase 1 study

Database lock date: March 5, 2025

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Early Signs of Clinical Antitumor Activity Across Solid Tumor Indications

Metastatic cutaneous melanoma

- 76-year-old woman with diffuse melanoma in-transit metastases who had progressed on adjuvant pembrolizumab achieved a confirmed PR (RECIST 1.1) for 16 weeks
- 77-year-old woman with melanoma who had discontinued ipilimumab and nivolumab due to toxicity had a 24% target lesion decrease (*ongoing at 12 weeks*)

Microsatellite-stable colorectal cancer (MSS CRC) and other GI malignancies

- 50-year-old man who had progressed on seven prior lines of therapy including investigational immunotherapies had stable disease for 24 weeks
- 61-year-old woman who had progressed on SOC chemotherapy combined with bevacizumab had stable disease for 16 weeks
- 74-year-old man with pancreatic ductal adenocarcinoma who had progressed on SOC chemotherapy and radiation therapy demonstrated no growth of the target lesion and no increase in the non-target lesion on the first restaging scan at 8 weeks (*patient ongoing*)

Abbreviation: PR-partial response; MSS-microsatellite stable; CRC-colorectal cancer; GI-gastrointestinal; SOC-standard of care

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©2025 WEREWOLF THERAPEUTICS31 | WTX-330 Demonstrated Monotherapy Clinical Activity Across Diverse Tumor Types One patient with a confirmed PR (RECIST 1.1) and an additional seven patients with stable target lesions (n=15)1 Abbreviations: MSS-microsatellite stable; CRC-colorectal cancer; NET-neuroendocrine tumor; SCC-squamous cell cancer; NSCLC-non-small cell lung cancer; PR-partial response Note: Preliminary clinical data as of October 7, 2024. 1An additional patient with pancreatic ductal adenocarcinoma was evaluable and had an overall response of RECIST SD, but the data were not entered at the time of the database snapshot

Treatment Response in Melanoma Patient with a Confirmed RECIST PR

76-year-old woman with a *BRAF* wild type metastatic in-transit melanoma who progressed while receiving adjuvant pembrolizumab

Patient had diffuse RLE cutaneous metastases, a non-healing melanomatous ulcer and an enlarged right inguinal lymph node

Initiated treatment with **0.024 mg/kg WTX-330 IV Q2W** more than two months after discontinuing pembrolizumab

Timeline of response to WTX-330:

- **3 weeks:** On-treatment excisional biopsy of RLE skin nodules showed no tumor
- **7-8 weeks:** 47% decrease of TL (cluster of RLE skin nodules); no increase in NTLs (=unconfirmed PR). Punch biopsies of two pigmented lesions showed no active melanoma
- **10 weeks:** PET-CT showed reduced tumor metabolic activity
- **16 weeks:** RECIST PR confirmed with ongoing TL response, complete resolution of one NTL and no increase in second NTL. Patient discontinued therapy due to a related anemia

March 2024 (pretreatment): Patient progressing at melanoma in-transit metastases of RLE


Wound Measuring G
MCKESSON

May 2024: After three doses of WTX-330, many nodules have flattened and/or regressed



January 2024 (pretreatment): PET-CT shows progression of melanoma in-transit metastases during adjuvant pembrolizumab



May 2024: After three doses of WTX-330, repeat PET-CT shows markedly decreased tumor metabolic activity in RLE



Shown are two different transverse sections of RLE at each timepoint

Abbreviations: PR-partial response; IV-intravenous; Q2W-once every two weeks; EOT-end of treatment; RLE-right lower extremity; TL-target lesion; NTL-non-target lesion

Note: Preliminary clinical data as of October 7, 2024.

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Evidence of Durable Treatment Effect in Melanoma Patient with Confirmed PR

At **28 weeks**, approximately 12 weeks after discontinuing WTX-330, the patient was noted to have an ongoing response at a subset of lesions (off all therapy)

- **Pretreatment (March 2024)**: Prior to initiating treatment with WTX-330, the patient was progressing at a melanomatous ulcer (medial RLE) and at numerous in-transit metastases (medial, lateral RLE)

- **Post-treatment (September 2024)**: After a total of four doses of WTX-330, the ulcer had healed and a subset of nodules showed durable regression despite the overall mixed response

Pretreatment
Post-treatment
Medial RLE
Lateral RLE



Abbreviations: PR-partial response; RLE-right lower extremity

Note: Preliminary clinical data as of October 7, 2024.

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WTX-330 Increased Expression of T/NK Cell Activation & Antigen Presentation Genes

NanoString data show evidence of pleotropic IL-12 activities in the tumor microenvironment, including in MSS CRC

Changes in gene expression caused by WTX-330 demonstrating IL-12 activity:

- Increased expression of *IFNG, IL12RB2*, *CD8A*, *GRZMB and PRF1* associated with T cell activation and/or cytolytic function
- Increased expression of *CD274*, *CXCL10* and *CXCL9* consistent with an IFN response
- Upregulation of genes involved with antigen processing and presentation



Log2 fold change
-2 -1 0 1 2 3
T-Cell activation
Cytolytic Function
IFN response
Antigen Presentation
113-101 CRC (MSS) *
112-105 Cholangio
110-105 Urothelial
106-104 CRC (MSS) *, #
106-103 CRC (MSS)
106-101 Anal SCC *
102-106 Melanoma
102-104 Melanoma
102-101 CRC (MSS) #
TNFRSF8
IL12RB2
IFNG
CD8A
SLAMF7
PRF1
GZMK
GZMB
GZMA
IDO1
CXCL9
CXCL10
CD274
TAP2
TAP1
PSMB9
PSMB8
HLA-DRB4
HLA-DRB3
HLA-DRA
HLA-DQB1
HLA-DQA1
HLA-DPB1
HLA-DPA1
HLA-C
HLA-B
HLA-A
CD80
Gene

Abbreviations: IFN-interferon; MSS-microsatellite stable; CRC-colorectal cancer; Cholangio-cholangiocarcinoma; SCC-squamous cell cancer; PD-pharmacodynamic
* Indicates that biopsied lesion was a liver metastasis; # representative multiplexed immunofluorescence analyses shown on next slide for these patients
Note: Preliminary clinical data as of October 7, 2024; figure does not include data from responding melanoma patients as biopsies showed no tumor

N=9 patients contributing paired tumor biopsies

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©2025 WEREWOLF THERAPEUTICS35 | WTX-330 Increased Intratumoral T and NK Cell Expansion and Activation in MSS CRC Pretreatment On-treatment 102-101 MSS CRC Retroperitoneal lymph node Overall response: SD x 24wks 106-104 MSS CRC Liver metastasis Overall response: PD CD8 GRZB IFNγ NK Abbreviations: NK-natural killer; MSS-microsatellite stable; CRC-colorectal cancer; SD-stable disease; PD-progressive disease; wks-weeks, GrzB-granzyme B; scrn-screening (i.e., baseline/pretreatment) Note: Preliminary clinical data as of October 7, 2024. SCRN C1D22 0 50 100 150 CD8+ Cell Density C D 8+ /m m 2 1.5X SCRN C1D22 0 2 4 6 8 GrzB+CD8+ Cell Density G rz B + C D 8+ /m m 2 1.75X SCRN C1D22 0.0 0.5 1.0 1.5 GrzB+ NK Cell Density G rz B + N K /m m 2 SCRN C1D22 0 50 100 150 200 CD8+ Cell Density C D 8+ /m m 2 3.4X SCRN C1D22 0 2 4 6 8 10 GrzB+CD8+ Cell Density G rz B + C D 8+ /m m 2 8X SCRN C1D22 0 10 20 30 40 50 GrzB+ NK Cell Density G rz B + N K /m m 2

WTX-330 Delivered 22-fold Greater IL-12 to Patients Compared to rhIL-12 Therapy

PK data account for the improved therapeutic index of WTX-330 compared to rhIL-12

Preliminary PK findings:

- WTX-330 dosed at 0.024 mg/kg IV Q2W has a ~22-fold higher Cmax than rhIL-12 at its MTD (500 ng/kg; Atkins MB et al. 1997)
- Peak free IL-12 exposure after 0.024 mg/kg WTX-330 is ~5-fold lower than rhIL-12 at its MTD
- Across all dose levels, free IL-12 levels are very low (<1.6% of prodrug exposure)
- WTX-330 PK is approximately dose-proportional from 0.016 to 0.032 mg/kg
- PK exposure generally preserved upon repeat dosing

PK profiles for WTX-330 and free IL-12 compared to rhIL-12 Cmax at its MTD (mean ± SEM)



Cycle 1
Cycle 2
WTX-330 Cmax (0.024mg/kg)
~22-fold
rhIL-12 Cmax (MTD)
~5-fold
Free IL-12 Cmax (0.024mg/kg)
LOQ 0.47 nM
0.016 MG/KG
0.024 MG/KG
0.032 MG/KG
WTX-330 prodrug
Free IL-12
Concentration (nM)
10
1
0.1
0.01
0.001
0
2
4
6
8
10
12
14
Days from first dose

Abbreviations: MTD-maximum tolerated dose; PK-pharmacokinetic; IV-intravenous; Q2W-once every two weeks

Note: Preliminary PK data as of June 21, 2024.

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©2025 WEREWOLF THERAPEUTICS37 | Decreasing Peripheral IFNγ Levels with WTX-330 Dosing Correlate with Improved Tolerability C1D 1 P re C1D 2 C1D 3 C2D 1 C2D 2 C2D 3 0 5000 10000 15000 20000 80000 100000 120000 140000 IFNγ IF N γ (p g/ m L) 0.016 mg/kg 0.032 mg/kg 0.024 mg/kg Analysis of plasma IFNγ levels after WTX-330 dosing showed: • Dose-related IL-12 induction of IFNγ after the first dose • IFNγ “tachyphylaxis” beyond the first dose (levels were not measured after 2nd dose) Implications: • Elevated IFNγ levels likely account for early WTX-330 adverse events, like CRS • Decreased IFNγ levels with peripheral IL- 12 exposure could potentially be leveraged to improve WTX-330 tolerability and maximize tumor IL-12 exposure Abbreviations: IFN-interferon; CRS-cytokine release syndrome Note: Preliminary clinical data as of October 7, 2024. *Note that peripheral IFNγ levels were not measured after C1D15 dose *

WTX-330 Phase 1b/2 Clinical Trial (Actively Enrolling)

This clinical trial (WTX-330x2102), is a follow-on to the WTX-330 FIH Phase 1 clinical trial (WTX-330x2101)

Regimen Determining (n~50)

WTX-330 IV Q2W 28-day cycle

FIXED DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

STEP-UP DOSE FINDING
Patients with r/r advanced/metastatic solid tumors

Expansion in Selected Indications (n~50)

ARM A (n~20): Locally advanced or metastatic cutaneous melanoma (1° or 2° resistance to SOC CPIs)

ARM B (n~20): Locally advanced or metastatic microsatellite stable (MSS) colorectal cancer (r/r to SOC but naïve to immunotherapy)

ARM C (n~10): Advanced NHL (r/r to SOC but CPI naïve)

Trial Details

Phase 1 portion to drive choice of optimal regimen

Results of the Fixed Dose Finding will inform the step-up dose(s) to be explored

Criteria for advancement of a specific regimen includes:

- Total WTX-330 exposure delivered to patients
- Frequency of related toxicities and associated peripheral IFNγ
- Extent/frequency of IL-2 pharmacodynamic activity observed in on-treatment tumor biopsies
- antitumor activity

Abbreviations: FIH-first in human; PD-pharmacodynamics; IV-intravenous; Q2W-once every two weeks; r/r-relapsed/refractory; SOC-standard of care; CPI-checkpoint inhibitor; NHL-Non-Hodgkin's Lymphoma; IFNγ – interferon gamma

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WTX-330 is a Potentially First-in-Class Systemically Administered IL-12 Therapy

Key Takeaways

- ✓ **First systemically administered IL-12 therapy with monotherapy clinical activity and a generally tolerable safety profile**
- ✓ **Increased therapeutic window:** WTX-330 delivered 22-fold more IL-12 on a molar basis than rhIL-12 therapy at its MTD
- ✓ **INDUKINE design proof-of-concept:** Second clinical program validating the INDUKINE design for delivery of toxic immune payloads with improved tolerability and clinical benefit
- ✓ **Safety and tolerability profile:** Related TEAEs were primarily mild to moderate in severity and consistent with known IL-12 safety profile; severe AEs were manageable and reversible
- ✓ **Antitumor Activity:** Demonstrated by a confirmed RECIST PR and target lesion shrinkage in two melanoma patients and stable disease for 16 and 24 weeks in two MSS CRC patients
  - NanoString data showed evidence of pleotropic IL-12 activity in the TME
  - Tumor biopsies from four patients with MSS CRC showed immune activation, including in liver metastases

Next Steps

- ✓ Actively enrolling in Phase 1b/2 clinical trial to optimize WTX-330 exposure in the TME
- ✓ Exploring antitumor activity and anticipate opening expansion arms in locally advanced or metastatic cutaneous melanoma, locally advanced or metastatic microsatellite stable (MSS) colorectal cancer and advanced non-Hodgkin’s lymphoma (NHL)

Abbreviations: MTD-maximum tolerated dose; TEAE-treatment-emergent adverse events; AE-adverse event; MSS-microsatellite stable; CRC-colorectal cancer; PR-partial response; TME-tumor microenvironment

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©2025 WEREWOLF THERAPEUTICS40 | # ©2025 WEREWOLF THERAPEUTICS T Cell Engagers

41 | ©2025 WEREWOLF THERAPEUTICS Applying Innovative Protein Therapeutics Design to Inflammatory DiseasesINDUCER Molecules Employ Werewolf’s PREDATOR Platform for TCE Design TCE Challenges • Cytokine Release Syndrome (CRS) and various "on-target, off- tumor" organ adverse effects (dose- limiting toxicity) • Poor tumor exposure leading to sub- optimal therapeutic effect • Current T cell engagers (TCEs) lack sufficient safety to be broadly used across solid tumor indications • Application of conditional activation technologies using Werewolf’s PREDATOR Platform (masking and tumor-selective activation) are showing early promise • Werewolf has deployed its clinically validated design platform to build a pipeline of TCEs, INDUCER molecules, with potentially best-in-class potency and safety • Improved CD3 masking strategy to reduce CRS • Novel, proprietary, tumor protease sensitive linkers to increase the therapeutic Index • Optimizing target engagement and TCE exposure in the tumor through target specific protein selection Werewolf's Solution INDUCER = Inducible T cell engager

Werewolf's Proprietary αCD3 Masking Provides TCEs with Differentiated Silencing

In Vitro Cell Killing Assays

αCD3 masking of T cell engagers consistently and dramatically silences peripheral activity when targeting various tumor associated antigens



Tumor Antigen A
% Killing
TCE (Log nM)
Tumor Antigen B
% Killing
TCE (Log nM)
Tumor Antigen C
%Killing
TCE (Log nM)
αCD3 Masked TCE
Unmasked TCE

In Vivo Cytokine Release Assay (IL-6)



IL-6 (pg/mL)
Time (hr)
20x αCD3 Masked TCE
1x Unmasked TCE

αCD3 masking prevents cytokine release in mouse models

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©2025 WEREWOLF THERAPEUTICS43 | # ©2025 WEREWOLF THERAPEUTICS WTX-712

WTX-712: Expanding the Utility of IL-21 Therapy

Potential WTX-712 Advantages

- IL-21 is a differentiated, pleiotropic cytokine that drives effective antitumor response by activating multiple immune cell types
- Recombinant IL-21 has shown clinical antitumor activity but has not been developed due to dose-limiting toxicities
- Preclinical data demonstrated that IL-21 is active in ICI-resistant models
- WTX-712 is designed to deliver IL-21 to the TME and improve the therapeutic index

Status

- IND-enabling studies



IL-21
NKT
• Proliferation
• Enhances cytotoxicity
CD4⁺T
• Proliferation
• Tfh and Th17 differentiation
• Inhibits Treg generation
CD8⁺T
• Proliferation
• Memory cell formation
• Enhances cytotoxicity
• Apoptosis
• Induces IL-1ß expression
Conventional dendritic cells
Macrophage
• M2 to M1 transition
• Enhances phagocytosis
• Inhibits maturation
• Inhibits function
Bone marrow-derived dendritic cells
NK
• Induces maturation
• Enhances cytotocity
B
• Proliferation
• Apoptosis
• Plasma cell differentiation
• B10 cell differentiation
• Ig class switching
• Memory cell formation

From IL-21 Signaling in Immunity | F1000Research

IL-21 activates multiple immune cell types, inhibiting Tregs and promoting M1 macrophage function. By driving a less terminally differentiated stage of CD8+ T cells, IL-21 results in sustained CTL expansion and activity in tumors.

Sullivan JM et al., AACR 2023 Poster: Generation of IL-21 INDUKINE™ Molecules for the Treatment of Cancer
Sullivan JM et al., SITC 2023 Poster: Development of WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule for the Treatment of Cancer
Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong antitumor Phenotype Through a Differentiated Mechanism
Abbreviations: ICI-immune checkpoint inhibitor; CTL-cytotoxic T lymphocyte

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IL-21 Elicits a Highly Effective CD8+ T Cell Response in ICI-Refractory Preclinical Models

IL-21 is active in several ICI refractory models and can provide greater antitumor activity than IL-2



EMT-6
Renca
Vehicle
IL-2-HLE
IL-21-HLE
Tumor Volume (mm³)
3000
2000
1000
0
0
10
20
30
40
60
Days after start of dosing

IL-21 treatment results in a sustained intratumoral polyfunctional CD8+ T cell response optimally suited to cell killing

Induction of effector molecules in CD8+ T cells



Granzyme B+
Granzyme A+
Perforin+
% Granzyme B+
% Granzyme A+
% Perforin+
100
80
60
40
20
0
****
**
*
***
Vehicle
IL-21-HLE
IL-2-HLE
Renca Model

Increased CD8+ T cell polyfunctionality*



Day 14
Day 20
% CD8+
100
80
60
40
20
0
Vehicle
IL-21-HLE
IL-2-HLE

*Analytes quantified: IFN-γ, TNF, GzmA, GzmB, Prf1

Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong antitumor Phenotype Through a Differentiated Mechanism
Abbreviations: ICI-immune checkpoint inhibitor

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WTX-712 Tumor Selective Activity Results in Robust Antitumor Immune Activation in Preclinical Models

WTX-712 antitumor activity in MC38 tumor model with an improved therapeutic window compared to IL-21 cytokine



Vehicle
WTX-712 188µg
WTX-712 375µg
WTX-712 750µg
Tumor Volume (mm³)
Days after start of dosing



TW=3
TW=16
IL-21-HLE
WTX-712
Minimum Efficacious Dose
Maximum Tolerated Dose
IL-21 Dose (Nanomoles)

WTX-712 specifically induces IFNγ in the tumor



Tumor
Serum
IFNγ Level (pg/mL)
Time (Hrs)
LLOQ

IL-21 INDUKINE treatment transforms the tumor microenvironment with robust and rapid effector CD8+ T cell response to drive tumor regressions



Vehicle
IL-21 INDUKINE
Tumor Cell CD11c CD8 Granzyme B Perforin

Sullivan JM et al., AACR 2023 Poster: Generation of IL-21 INDUKINE™ Molecules for the Treatment of Cancer
Sullivan JM et al., SITC 2023 Poster: Development of WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule for the Treatment of Cancer
Sullivan JM et al., AACR 2024 Poster: WTX-712, a Conditionally Active IL-21 INDUKINE™ Molecule, Induces a Strong antitumor Phenotype Through a Differentiated Mechanism
Abbreviation: TW-therapeutic window

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©2025 WEREWOLF THERAPEUTICS47 | # ©2025 WEREWOLF THERAPEUTICS WTX-518

WTX-518: Regulating Multiple Immune Cell Types to Drive Antitumor Immunity

Potential WTX-518 Advantages

- IL-18 elicits an antitumor immune response by promoting the collaboration of multiple immune cell types and increasing stem-like CD8+ T cells
- WTX-518 is designed to uniquely eliminate the ability of IL-18BP to inhibit IL-18 and systemically deliver IL-18 within the TME
- Potential to complement WTX-330 based on the known synergy of IL-18 and IL-12 to drive T cell activation

Status

- IND-enabling studies



NK
Tumor Killing
IL-18
CD8
IFNγ
Perforin
GRZB
IL-18BP
Mac
IFNγ
IL-18BP

IL-18 activates innate and adaptive immune cells promoting IFN-γ production by antigen-experienced T cells and favoring Th1 differentiation of naïve T cells

Morris KR et al., AACR 2024 Poster: Discovery of WTX-518, an IL-18 pro-drug that is conditionally activated within the tumor microenvironment and induces regressions in mouse tumor models
Abbreviations: TME-tumor microenvironment; BP-binding protein

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WTX-518 is Resistant to IL-18 Binding Protein with Improved Antitumor Activity

BPR mIL-18 INDUKINE triggers tumor cytotoxicity and transforms the TME

WTX-518 retains potency while preventing binding to IL-18BP



Cell-Based Reporter Assay
% Activity
100
75
50
25
0
-6
-4
-2
0
2
4
Log(nM)
hIL-18 Titration
hIL-18 (Fixed) + hIL-18BP Titration
BPR hIL-18 Titration
BPR hIL-18 (Fixed) + hIL-18BP Titration

BPR mIL-18 INDUKINE provides greater efficacy than wild-type IL-18 INDUKINE in the MC38 tumor model and increased density of polyfunctional and stem-like CD8+ T cells



Tumor Volume (mm³)
2000
1500
1000
500
0
0
10
20
30
Day
Vehicle
Wild-Type mIL-18 INDUKINE
BPR mIL-18 INDUKINE



Tumor cells
Polyfunctional CD8+
Stem-like CD8+
Vehicle
WT mIL-18 INDUKINE
BPR mIL-18 INDUKINE

Abbreviations: BPR-binding protein resistant; TME-tumor microenvironment

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©2025 WEREWOLF THERAPEUTICS50 | Veh icl e BPR IL -18 IN DUKINE 0 20 40 60 80 100 Polyfunctional NK Cells N K C el l % P ro du ci ng ≥ 3 Ef fe ct or C yt ok in es ✱✱✱✱ BPR mIL-18 INDUKINE increases density of polyfunctional effector cells Veh icl e BPR m IL-18 IN DUKINE 0 500 1000 1500 Polyfunctional CD8+ T cells C el ls /m m 2 *** BPR mIL-18 INDUKINE triggers the formation of immune cell hubs, including stem-like CD8+ T cells, driving the regression of established tumors CD11c CD8 TCF1 CD4 Nkp46Tumor Cell CD11c CD8 Granzyme B Perforin Abbreviation: BPR-binding protein resistant BPR mIL-18 INDUKINE Treatment Promotes Robust Effector Activation and Immune Cell Interactions

©2025 WEREWOLF THERAPEUTICS51 | # ©2025 WEREWOLF THERAPEUTICS WTX-921

WTX-921: IL-10 INDUKINE Therapy for Inflammatory Bowel Disease

Potential WTX-921 Advantages

- Selective delivery of IL-10 to inflamed tissues to minimize systemic toxicity
- Multipronged effect by inhibiting disease driving innate and adaptive immune cell populations
- Targeted delivery of IL-10 can potentially block several disease driving effector molecules and cytokines

Status

- Available for partnership



Mitophagy
CX_3CR1^{hi} macrophage
Proinflammatory cytokines
PGE_2
Intracellular bacterial killing
IL-10
IL-10
WTX-921
T_H17 cell
Proliferation
IL-17A, IFN-γ, TNF-α
$FoxP3^+$ iTreg
FoxP3 maintenance
Suppressive function

Adapted from Current Opinion in Immunology 2024, 91:102495

Sullivan J et al., AAI 2024 Poster: Development of Conditionally Active IL-10 INDUKINE™ Molecules for the Treatment of Inflammatory Bowel Disease

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Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS53 | WTX-921 Treatment Inhibits Disease in Mouse ACT Model of IBD Abbreviations: ACT-adoptive cell transfer; IBD-inflammatory bowel disease IL-10 INDUKINE treatment blocks disease as measured by multiple metrics 0 5 10 15 20 25 30 35 40 80 90 100 110 120 Weight Change Days post transfer % w ei gh t c ha ng e no colitis vehicle WTX-921 Dosing 0.00 0.05 0.10 0.15 0.20 0.25 IL-1β pg /μ g tis su e ✱✱✱ ✱✱✱ 0.00 0.02 0.04 0.06 0.08 IFN-γ pg /μ g tis su e ✱✱ ✱✱✱ Cytokines in the Colon 10 20 30 40 0 1 2 3 4 5 6 Disease Activity Index Days post transfer Sc or e no colitis vehicle WTX-921 ****

WTX-921 Treatment Inhibited Disease in Mouse ACT Model of IBD

IL-10 INDUKINE treatment prevents immune cell expansion/activation and tissue destruction



Control-No Colitis
Disease Induced-Vehicle Treated
Disease Induced-INDUKINE Treated
H&E
IF
200 µm
200 µm
200 µm
DAPI CD45 iNOS MUC2

Abbreviations: ACT-adoptive cell transfer; IBD-inflammatory bowel disease; H&E-hematoxylin and eosin; IF-immunofluorescence

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

Shifting the Balance in Cytokine Therapeutics

PREDATOR Platform: Value Creation Engine

Our protein engineering technology optimizes the design of conditionally activated cytokine therapeutics (INDUKINE molecules) to diseased tissues.

Opportunity to pursue other modalities and non-cancer indications such as inflammatory diseases.

WTX-124

Phase 1/1b Clinical Trial in Advanced and Metastatic Solid Tumors



WTX-330

Phase 1b/2 Clinical Trial in Advanced and Metastatic Solid Tumors and Lymphoma



Strategic Clinical Development

Two lead programs in clinical development are wholly owned by Werewolf

Collaboration is central to our growth strategy with Jazz global partnership on JZP898*

Deep Preclinical Pipeline

WTX-712, an IL-21 INDUKINE molecule, for the treatment of cancer

WTX-518, an IL-18 INDUKINE molecule, for the treatment of cancer

WTX-921, an IL-10 INDUKINE molecule for inflammatory/autoimmune diseases

INDUCER molecules, T cell engagers, for the treatment of cancer

Strong Cash Position

Approximately $92.0M in cash and cash equivalents (as of March 31, 2025)

Runway into the fourth quarter of 2026 with multiple value-enhancing catalysts expected in the near term

Approximately 44.9M shares outstanding (as of May 2, 2025)

*JZP898, an IFNα INDUKINE molecule, in a Phase 1 clinical trial with Jazz Pharmaceuticals

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©2025 WEREWOLF THERAPEUTICS

Werewolf THERAPEUTICS

©2025 WEREWOLF THERAPEUTICS56 | Experienced Leadership Daniel J. Hicklin, PhD President and CEO Randi E. Isaacs, MD Chief Medical Officer Steven Bloom Chief Business Officer Tim Trost, CPA Chief Financial Officer Chulani Karunatilake, PhD Chief Technology Officer William Winston, PhD Senior Vice President, Research

©2025 WEREWOLF THERAPEUTICS57 | Thank you!